UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2003

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3175 (Commission File Number)	74-1828067 (IRS Employer Identification No.)

One Valero Place San Antonio, Texas (Address of principal executive offices)	78212 (Zip Code)

Registrant’s telephone number, including area code: (210) 370-2000

SIGNATURE

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Slide presentation first given by executives of Valero Energy Corporation on March 10, 2003.

Item 9. Regulation FD Disclosure.

     On March 10, 2003, executives of Valero Energy Corporation (the “Company”) first presented to certain analysts the information about the Company described in the slides attached to this report as Exhibit 99.1. Exhibit 99.1 and the slides thereof are incorporated by reference herein. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Safe Harbor Statement

     Statements contained in the exhibit to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: March 10, 2003	By:	/s/ Jay D. Browning Jay D. Browning Vice President and Secretary

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EXHIBIT INDEX

Number	Exhibit

99.1	Slide presentation given by executives of Valero Energy Corporation on March 10, 2003.

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